UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2013

PAA Natural Gas Storage, L.P.

(Exact name of registrant as specified in its charter)

DELAWARE	1-34722	27-1679071
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Clay Street, Suite 1500, Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 713-646-4100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 14, 2013, the board of directors of PNGS GP LLC (the “Company”), the general partner of PAA Natural Gas Storage, L.P. (the “Registrant” or “PNG”) approved, among other things, the following grants of phantom units under PNG’s long-term incentive plan to the following Named Executive Officers of the Registrant:

Name and Title	No. of Phantom Units Granted
Dean Liollio, President	125,000
Don O’Shea, Controller and Chief Accounting Officer	25,000

The phantom units granted under PNG’s long-term incentive plan will vest (become payable 1-for-1 in our common units) in one-third tranches on the dates we pay annualized distributions of $1.45, $1.50 and $1.55. The phantom units include tandem distribution equivalent rights (“DERs”) that vest (i.e., commence receiving cash distributions as if the underlying common units were owned) in one-third increments on the August 2014, 2015 and 2016 distribution dates, provided that PNG’s quarterly distribution remains at least $1.43 (annualized) per unit. The DERs expire when the associated phantom units vest. Fifty percent of any unvested phantom units in a particular tranche that remain outstanding as of the August 2016, 2017 and 2018 distribution dates will vest on such date and the remaining portion (and all associated DERs) will be forfeited as of the August 2019 distribution date if the applicable performance conditions for such tranche have not been met by such date.

Also in February 2013, our general partner determined that the Class B units issued to certain PNG officers were not serving their intended purpose of creating additional long-term incentives for, and encouraging the retention of, such officers due to the extended deterioration in market conditions for natural gas storage operators and the resulting low likelihood of achieving the distribution performance benchmarks required for vesting, which ranged from $2.00 to $2.70 per common unit. As a result, all of the Class B units previously awarded to Mr. Liollio were canceled. In order to encourage retention and provide a long term performance incentive that takes into account our current outlook for the natural gas storage market, it is expected that Mr. Liollio will receive awards under the long term incentive plan of Plains All American Pipeline, L.P., owner of 100% of the membership interests of the Company.

For more information regarding our equity compensation plans, please see our 2011 Annual Report on Form 10-K filed with the SEC on February 28, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PAA NATURAL GAS STORAGE, L.P.

	By:	PNGS GP LLC,
its general partner

Dated: February 21, 2013	By:	/s/ Richard McGee
Name: Richard McGee
Title: Vice President

3